Exhibit 10.1	ASSIGNMENT AGREEMENT DATED SEPTEMBER 20, 2010 BETWEEN HERNANDEZ VENTURES INC. AND LINGAS RESOURCES, INC.

PROSPERIDAD GOLD CLAIM ASSIGNMENT

BY virtue of this DEED OF ASSIGNMENT, Hernandez Ventures Inc., a company duly incorporated in the Republic of the Philippines, hereby assigns all title rights and mineral rights to the Prosperidad Gold Claim located in Prosperidad, Philippines to Lingas Resources Inc., a company duly incorporated in the United States of America.

The assignor hereby acknowledges receipt of the sum of USD$5,000.00 from the assignee in full and final settlement of this transaction.

Both parties agree that the laws of the Philippines shall govern this agreement.

DATED THIS 20th DAY OF SEPTEMBER, 2011

       “JANSON ALTERBURN”                                                                                              “JOHN NGITEW”

Hernandez Ventures Inc.                                                                                                   Lingas Resources Inc.

(As per authorized signature)                                                                                       (As per authorized signature)